                       FORTIS BENEFITS INSURANCE COMPANY
                  INDIVIDUAL MVA VARIABLE ANNUITY APPLICATION
                              [PRODUCT NAME HERE]

--------------------------------------------------------------------------------
1.  OWNER
--------------------------------------------------------------------------------
Name      Doe                      John                     J
          ----------------------------------------------------------------------
          Last                     First                    Middle

Address   123 Anytime Avenue
          ----------------------------------------------------------------------
          Street

          Anyday                             MN                  54321
          ----------------------------------------------------------------------
          City                              State                Zip

Phone     612-738-2999
          ----------------------------------------------------------------------

SOC. SEC. #    123-45-6789                             /x/  Citizen of U.S.
               ------------------------------          / /  Resident Alien
                                                            of U.S.
DATE OF BIRTH  11-22-62                                / /  Other
               ------------------------------                   ----------------

Sex: /X/ Male   / / Female                               -----------------------

--------------------------------------------------------------------------------
2.  CO-OWNER        (optional)
--------------------------------------------------------------------------------
Name
          ----------------------------------------------------------------------
          Last                     First                    Middle

Address
          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                              State                Zip

Phone
          ----------------------------------------------------------------------

SOC. SEC. #                                            / /  Citizen of U.S.
               ------------------------------          / /  Resident Alien
                                                            of U.S.
DATE OF BIRTH                                          / /  Other
               ------------------------------                   ----------------

Sex: / / Male   / / Female                               -----------------------

--------------------------------------------------------------------------------
3.  ANNUITANT       (if other than participant)
--------------------------------------------------------------------------------
Name
          ----------------------------------------------------------------------
          Last                     First                    Middle

Address
          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                              State                Zip

Phone
          ----------------------------------------------------------------------

SOC. SEC. #                                            / /  Citizen of U.S.
               ------------------------------          / /  Resident Alien
                                                            of U.S.
DATE OF BIRTH                                          / /  Other
               ------------------------------                   ----------------

Sex: / / Male   / / Female                               -----------------------

--------------------------------------------------------------------------------
4.  ADDITIONAL ANNUITANT      (optional)
--------------------------------------------------------------------------------
Name
          ----------------------------------------------------------------------
          Last                     First                    Middle

Address
          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                              State                Zip

Phone
          ----------------------------------------------------------------------

SOC. SEC. #                                            / /  Citizen of U.S.
               ------------------------------          / /  Resident Alien
                                                            of U.S.
DATE OF BIRTH                                          / /  Other
               ------------------------------                   ----------------

Sex: / / Male   / / Female                               -----------------------

--------------------------------------------------------------------------------
5.  BENEFICIARY
--------------------------------------------------------------------------------
                                       PRIMARY

Name      Doe                      Jane                     J
          ----------------------------------------------------------------------
          Last                     First                    Middle

Address   123 Anytime Avenue
          ----------------------------------------------------------------------
          Street

          Anyday                             MN                  54321
          ----------------------------------------------------------------------
          City                              State                Zip

Date of Birth  11-1-62
              ---------------------

          Spouse                             987-65-4321
          -------------------------          -----------------------------------
          Relationship                       Social Security # (Optional)

                                      CONTINGENT

Name      Doe                      Judy                     J
          ----------------------------------------------------------------------
          Last                     First                    Middle

Address   123 Anytime Avenue
          ----------------------------------------------------------------------
          Street

          Anyday                             MN                  54321
          ----------------------------------------------------------------------
          City                              State                Zip

Date of Birth  3-4-90
              ---------------------

          Daughter                           ###-##-####
          -------------------------          -----------------------------------
          Relationship                       Social Security # (Optional)

/ /  ADDITIONAL BENEFICIARY INFORMATION ATTACHED.

--------------------------------------------------------------------------------
6.  TYPE OF PLAN REQUESTED
--------------------------------------------------------------------------------
For annual IRA contributions, indicate on the check the year for which the contribution is made.

/ /  NON-QUALIFIED
/X/  QUALIFIED (check appropriate box)
     / /  Traditional IRA                    /X/  Roth IRA
          / /  Direct Transfer                    / /  Direct Transfer
          / /  Rollover                           / /  Rollover
     / /  Direct Rollover
          (IRA Rollover from Employer Plan)
     / /  SEP-IRA (including SARSEP)
     / /  403(b) (TDA, TSA)
     / /  KEY Plan
          (complete and attach First Trust Key Plan document):
          / /  Profit Sharing      / /  Money Purchase
     / /  SIMPLE IRA
     / /  Other Employer Qualified Plan

          (Employer's Name)
                           -----------------------------------------------------

     / /  Other
               -----------------------------------------------------------------

          (Employer's Name)
                           -----------------------------------------------------

--------------------------------------------------------------------------------
7.  ANNUITIZATION
--------------------------------------------------------------------------------
The age of the Annuitant at which
lifetime income payments begin:                   70
                                                  ------------------------------

--------------------------------------------------------------------------------
8.  TELEPHONE TRANSFER AUTHORIZATION
--------------------------------------------------------------------------------
/ / I have read the telephone transfer authorization terms in the prospectus and elect telephone transfers.
     (If this box is checked it is not necessary to complete the telephone transfer section of the Variable Annuity Service Request Form.)

                                ---------------------
                                APPLICATION CONTINUES
                                ---------------------

42368

--------------------------------------------------------------------------------
9.  BILLING    (Person or entity sending purchase payments for annuity)
--------------------------------------------------------------------------------
Name      Doe                      John                     J
          ----------------------------------------------------------------------
          Last                     First                    Middle

Address   123 Anytime Avenue
          ----------------------------------------------------------------------
          Street

          Anyday                             MN                  54321
          ----------------------------------------------------------------------
          City                              State                Zip

/X/  Send Bill                / /  Pre-Authorized Check-form attached
Will this be added to an existing retirement plan?
/ /  Yes                      /X/  No        If yes, please list:

--------------------------------------------------------------------------------
Employer name

--------------------------------------------------------------------------------
Employer address

--------------------------------------------------------------------------------
10.  PURCHASE PAYMENT/PAYMENT ALLOCATION
--------------------------------------------------------------------------------
/ /  Single Purchase Payment $
                               -------------------------------------------------
/ /  Additional Purchase Payments of $                      per
                                       ---------------------    ----------------
PAYMENT ALLOCATION: USE WHOLE %.  MUST TOTAL 100%

_____% 204 Money Market
_____% 205 U.S. Government Securities
__25_% 201 Diversified Income
_____% 212 Global Bond (Mercury)
_____% 209 High Yield
_____% 210 Global Asset Allocation (Morgan Stanley)
_____% 203 Asset Allocation
_____% 213 Value
_____% 208 Growth & Income
__50_% 214 S&P 500 Index (Dreyfus)
_____% 215 Blue Chip Stock (T. Rowe Price)
_____% 211 International Stock (Lazard Freres)
__25_% 216 MidCap Stock Series (Dreyfus)
_____% 218 Small Cap Value Series (Berger)
_____% 206 Global Growth
_____% 217 Large Cap Growth Series (Alliance)
_____% 202 Growth Stock
_____% 207 Aggressive Growth
_____% ____________________
_____% ____________________
_____% Other_______________

MVA FIXED ACCOUNT
GUARANTEE PERIODS:
_____%  1 Year      _____%  5 Year      _____%  9 Year
_____%  2 Year      _____%  6 Year      _____% 10 Year
_____%  3 Year      _____%  7 Year      _100_% TOTAL
_____%  4 Year      _____%  8 Year      (Includes all columns.)

(If no allocations are indicated, the total purchase payment will be allocated to the Money Market Subaccount.)

--------------------------------------------------------------------------------
11.  REPLACEMENT
--------------------------------------------------------------------------------
Will this annuity replace or change any existing life insurance or annuity in this or any other company?

/ /  Yes            /X/  No        If yes, list insurance company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12.  SPECIAL REQUESTS
--------------------------------------------------------------------------------
/ /  Check if additional forms are attached.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13.  SUITABILITY
--------------------------------------------------------------------------------
(Note: Must be completed with each application unless you provide suitability information to your broker/dealer on a different form.)

Honey Do
--------------------------------------------------------------------------------
Employer

123 Honeywell Street
--------------------------------------------------------------------------------
Business address

Anyday                                  MN                  54321
--------------------------------------------------------------------------------
City                                    State               Zip

Packager                                                         35
--------------------------------------------------------------------------------
Occupation                                                       Age

Are you associated with or employed by an NASD member?
/ /  Yes       /X/  No

Estimated Annual Income                      $50,000             / /  Declined
(all sources)                                 ---------

Estimated Net Worth                          $                   / /  Declined
(exclusive of family residence)               ---------

Estimated Tax Bracket                                  %         / /  Declined
                                              ---------

INVESTMENT OBJECTIVES:
/ /  Safety of Principal
/ /  Income (cash generating)
/X/  Growth (long term capital appreciation)
/ /  Diversification
/ /  Other (please specify)
                           -----------------------------------------------------

I hereby represent my answers to the above questions to be true to the best of my knowledge. I UNDERSTAND THAT ANNUITY PAYMENTS AND CONTRACT VALUES UNDER THE VARIABLE ACCOUNT PROVISIONS OF THE CONTRACT BEING APPLIED FOR ARE VARIABLE, AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT. Receipt of a prospectus for the annuity product hereby applied for is acknowledged. All payments and value based on the fixed account are subject to a market value adjustment formula, which may result in upward and downward adjustments in amounts payable.

If I live in a community property state, I may need my spouse's written consent whenever I name a person other than my spouse as my beneficiary. I am responsible to know if consent is needed and to obtain consent if required.

                                ---------------------
                                APPLICATION CONTINUES
                                ---------------------

--------------------------------------------------------------------------------
14.  REGISTERED REPRESENTATIVE STATEMENTS
--------------------------------------------------------------------------------
Will this annuity replace or change any existing life insurance or annuity in this or any other company?

/ /  Yes       /X/  No

If yes, please attach a Client Replacement Disclosure Letter (Form 99134) with any other necessary transfer paperwork and state replacement form, if required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/ /  Please check if:
     Your client qualifies for exemption from the surrender charge because they are included in one of the categories listed under the exemption terms in the prospectus; and you waive commissions on this annuity.
--------------------------------------------------------------------------------
15.  SIGNATURES
--------------------------------------------------------------------------------
     (For Minnesota residents) I hereby acknowledge receipt of the Minnesota Guaranty Association Disclosure Notice.

                         /s/ John Doe
--------------------------------------------------------------------------------
Owner(s)

--------------------------------------------------------------------------------
Owner(s)

--------------------------------------------------------------------------------
Annuitant(s)

--------------------------------------------------------------------------------
Annuitant(s)

                         May 1, 1998
--------------------------------------------------------------------------------
Date

                         Anystate
--------------------------------------------------------------------------------
State in which application is signed

--------------------------------------------------------------------------------
16.  DEALER/REPRESENTATIVE INFORMATION
--------------------------------------------------------------------------------

Pop Swanson
--------------------------------------------------------------------------------
Representative's name (please print)

--------------------------------------------------------------------------------
Name of Broker/Dealer

1414 Mockingbird Lane, Anyday, MN 54321
--------------------------------------------------------------------------------
Branch Office address

--------------------------------------------------------------------------------
Representative's signature

67845
--------------------------------------------------------------------------------
Representative's number

612-738-8991
--------------------------------------------------------------------------------
Representative's phone number

--------------------------------------------------------------------------------
(In Florida, also present a Florida license I.D. #)

--------------------------------------------------------------------------------
Authorized signature of Broker/Dealer


--------------------------------------------------------------------------------
17.  MAIL APPLICATION TO:
--------------------------------------------------------------------------------

                             APPLICATIONS WITH PAYMENT:
                         Fortis Benefits Insurance Company
                                      CM-9709
                           St. Paul, Minnesota 55107-9709

                           APPLICATIONS WITHOUT PAYMENT:
                         Fortis Benefits Insurance Company
                                   P.O. Box 64272
                             St. Paul, Minnesota 55164

                              FOR OVERNIGHT DELIVERY:
                         Fortis Benefits Insurance Company
                                500 Bielenberg Drive
                             Woodbury, Minnesota 55125
                                  Attn: Annuities

--------------------------------------------------------------------------------



Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.


               Make check payable to: Fortis Benefits Insurance Company

42368